Exhibit 10.2

AMENDMENT NO. 3 TO
SILGAN HOLDINGS INC. SENIOR EXECUTIVE PERFORMANCE PLAN

WHEREAS, the Silgan Holdings Inc. Senior Executive Performance Plan (the “Plan”) was adopted by both the Board of Directors of Silgan Holding Inc. (the “Company”) and the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) on February 27, 2003, and was approved by the Company’s stockholders on June 5, 2003;

WHEREAS, on March 1, 2006, the Compensation Committee approved an Amendment to the Plan (“Amendment No. 1”), and the stockholders of the Company approved Amendment No. 1 at the Company’s annual meeting of stockholders on June 7, 2006;

WHEREAS, on March 28, 2016, the Compensation Committee approved Amendment No. 2 to the Silgan Holdings Inc. Senior Executive Performance Plan (“Amendment No. 2”), which Amendment No. 2 did not require approval of the stockholders of the Company;

WHEREAS, the Compensation Committee has determined that it is in the best interest of the Company to further amend the Plan, as amended by Amendment No. 1 and Amendment No. 2 (the “Amended Plan”), as provided below, and in accordance with the Amended Plan the Compensation Committee has full authority to amend the Amended Plan; and

WHEREAS, this Amendment No. 3 to the Amended Plan (this “Amendment No. 3”) does not require approval of the stockholders of the Company.

NOW, THEREFORE, the Company does hereby amend the Amended Plan as follows, effective as of January 1, 2022:

1. Section 2 of the Plan is hereby amended such that the definitions of “EXECUTIVE” and “MAXIMUM AWARD” are deleted and replaced in their entirety with the following:

“EXECUTIVE” shall mean Adam J. Greenlee, the current Chief Executive Officer of the Company.

“MAXIMUM AWARD” shall mean, with respect to Adam J. Greenlee, for any Performance Period, a percentage of his annual salary as determined by the Committee, with such percentage being no less than 100% and no more than 200%.

2. All the terms and provisions of the Amended Plan shall continue in full force and effect, as modified by this Amendment No. 3.

IN WITNESS WHEREOF, the undersigned officer of the Company has duly executed this Amendment No. 3 as of February 23, 2022.

SILGAN HOLDINGS INC.

By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Senior Vice President, General Counsel & Secretary

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